UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22228
Investment Company Act file number

PNMAC Mortgage Opportunity Fund, LP

6101 Condor Drive
Moorpark, California 93021

Derek W. Stark, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LP
6101 Condor Drive, Moorpark, California 93021
(818) 224-7050

Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

Item 1. Schedule of Investments.

PNMAC Mortgage Opportunity Fund, LP
Schedule of Investments
September 30, 2014 (Unaudited)

	Shares or
	Principal Amount	Fair Value
INVESTMENTS – 100.3%
Mortgage Investments – 97.1%*
PNMAC Mortgage Co Funding, LLC^	$72,549,027	$127,893,395
PNMAC Mortgage Co Funding II, LLC^	83,690,021	107,109,537
PNMAC Mortgage Co. (FI), LLC^	30,501,078	18,341,084
PNMAC Mortgage Co., LLC^	-	8,180,131
Total Mortgage Investments (Cost $186,740,126)	186,740,126	261,524,147

Mortgage-Backed Securities – 2.1%*
SWDNSI Trust Series 2010-2^	8,361,409	5,541,412
Total Mortgage-Backed Securities (Cost $4,986,569)	8,361,409	5,541,412

Short-Term Investments – 1.2%*
Black Rock Liquidity Fund - TempFund Institutional Shares^	3,114,491	3,114,491
Total Short-Term Investments (Cost $3,114,491)	3,114,491	3,114,491

TOTAL INVESTMENTS - 100.3%* (Cost $194,841,186)		270,180,050

Liabilities in Excess of Other Assets - (0.3%)*		(817,867)
TOTAL PARTNERS’ CAPITAL - 100%*		$269,362,183

* Percentages are stated as a percent of net assets.
^ Investment represents securities  held or issued by related parties
All investments are in the United States of America

The Fund has elected to be treated as a partnership for federal income tax purposes. Each partner is responsible for the tax liability or benefit relating to such partner’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

Fair Value of Investments

PNMAC Mortgage Opportunity Fund, LP (“the Master Fund”) carries its investments at fair values with changes in fair value recognized in current period results of operations. The Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the observability of the inputs used to determine fair value. The three levels are described below:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Master Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Investment Manager’s own assumptions about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.

While the Investment Manager believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methods or inputs to estimate the fair value of certain financial instruments would likely result in a different estimate of fair value at the reporting date. Those fair values may differ significantly from the fair values that would have been used had a readily available market for such assets or liabilities existed, or had such assets or liabilities been liquidated, and those differences could be material to the financial statements.

Following is a summary of financial statement items that are measured at fair value on a recurring basis for the period ended September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
PNMAC Mortgage Co. Funding, LLC	$-	$-	$127,893,395	$127,893,395
PNMAC Mortgage Co. Funding II, LLC	-	-	107,109,537	107,109,537
PNMAC Mortgage Co (FI), LLC	-	-	18,341,084	18,341,084
PNMAC Mortgage Co., LLC	-	-	8,180,131	8,180,131
Mortgage-backed securities	-	-	5,541,412	5,541,412
Short-term investment	3,114,491	-	-	3,114,491
	$3,114,491	$-	$267,065,559	$270,180,050

There were no transfers of items measured at fair value between fair value hierarchy levels during the period ended September 30, 2014.

The following table presents a roll forward of the assets for which Level 3 inputs were used to determine value for the period ended September 30, 2014.

			PNMAC		Mortgage-
	PNMAC Mortgage Co	PNMAC Mortgage Co	Mortgage Co (FI),	PNMAC Mortgage	Backed
	Funding, LLC	Funding II, LLC	LLC	Co, LLC	Security	Total
Assets:
Balance at January 1, 2014	$171,163,356	$118,084,598	$30,084,566	$14,266,242	$5,887,357	$339,486,119
Purchases	-	-	125,968	-	-	125,968
Sales	(51,864,613)	(14,715,804)	-	(1,469,712)	(238,849)	(68,288,978)
Repayments	-	-	-	-	-	-
Distributions	-	-	-	-	-	-
Changes in fair value*	8,594,652	3,740,743	(11,869,450)	(4,616,399)	(107,096)	(4,257,550)
Balance at September 30, 2014	$127,893,395	$107,109,537	$18,341,084	$8,180,131	$5,541,412	$267,065,559

Changes in fair value recognized
during the year relating to assets
still held at September 30, 2014	$8,594,652	$3,740,743	$(11,869,450)	$(4,616,399)	$(107,096)	$(4,257,550)

*Changes in fair value as a result of changes in instrument-specific credit risk relating to mortgage loans held by the Mortgage Investments totaled $3,165,915 for the nine months ended September 30, 2014.

Valuation Techniques and Assumptions

Mortgage Loans

The mortgage loans carried by Mortgage Investments are generally not saleable into active mortgage loan markets. Therefore the Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are generally estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, and forecasts of future interest rates, home prices, prepayment speeds, default and loss severities.

The Investment Manager incorporates lack of liquidity into its fair value estimates based on the type of asset or liability measured and the valuation method used. For example, for mortgage loans where the significant inputs have become unobservable due to illiquidity in the markets for distressed mortgage loans or non-Agency, non-conforming mortgage loans, a discounted cash flow technique is used to estimate fair value. This technique incorporates forecasting of expected cash flows discounted at an appropriate market discount rate that is intended to reflect the lack of liquidity in the market.

The valuation process includes the computation by stratum of the loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The Investment Manager’s financial analysis and valuation staff computes the effect on the fair value of changes in input variables such as interest rates, home prices, and delinquency status to assess the reasonableness of changes in the loan’s valuation. The results of the estimates of fair value of the Mortgage Investments’ loans are reported to the Investment Manager’s valuation committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the effect on the loan’s fair value of changes in respective loan’s delinquency status at period-end from the later of the beginning of the period or acquisition date.

The significant unobservable inputs used in the fair value measurement of the Master Fund’s mortgage loans are discount rate, home price projections, voluntary prepayment speeds and default speeds. Significant changes in any of those inputs in isolation could result in a significant change to the loans’ fair value measurement. Increases in home price projections are generally accompanied by an increase in voluntary prepayment speeds.

Following is a quantitative summary of key assumptions used in the valuation of mortgage loans at fair value:
Range
Valuation Techniques	Key Inputs	(Weighted average)
Discounted cash flow	Discount rate	6.7% - 15.0%
(8.9%)
	Twelve-month housing price index change	2.9% - 5.3%
(4.8%)
	Voluntary Prepayment speed (Life voluntary CRR) (1)	0.1% - 3.8%
(2.9%)
	Total Prepayment speed (Life total CPR) (2)	1.0% - 23.2%
(18.1%)

(1)	Prepayment speed is measured using Constant Repayment Rate (“CRR”).
(2)	Prepayment speed is measured using Conditional Prepayment Rate (“CPR”).

Real Estate Acquired in Settlement of Loans (“REO”)

Fair value of REO is determined by using a current estimate of value from a broker’s price opinion, a full appraisal or the price given in a pending contract of sale. REO values are reviewed by the Investment Manager’s staff appraisers when the Master Fund obtains multiple indications of fair value and there are significant differences between the fair values received. The Investment Manager’s staff appraisers will attempt to resolve the differences between the indications of fair value. In circumstances where the appraisers are not able to generate adequate data to support a fair value conclusion, the staff appraisers will order an additional appraisal to resolve the property’s fair value.

 REO may be subsequently revalued due to the Master Fund receiving greater access to the property, the property being held for an extended period or management receiving indications that the property’s value may not be supported by developing market conditions.

Mortgage Backed Security (“MBS”)

The Master Fund’s investment in MBS is a non-Agency MBS, backed by distressed non-preforming loans. Agency MBS refers to securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Government National Mortgage Association.

Fair value of non-Agency MBS is determined based on whether the MBS is backed by loans held by the Master Fund or the Mortgage Investments, or by non-affiliates. MBS backed by mortgage loans held by the Master Fund or the Mortgage Investments are valued using the approach described under Mortgage Loans above. The Master Fund and the Mortgage Investments do not hold any MBS backed by loans held by non-affiliates.

Following is a quantitative summary of key inputs used in the valuation of the mortgage-backed security at fair value:

Valuation Techniques	Key Inputs	Range (Weighted average)
Discounted cash flow of underlying distressed mortgage loans	Discount rate	6.6% - 15.0%
(8.4%)
	Twelve-month housing price index change	3.8% - 8.1%
(4.8%)
	Voluntary Prepayment speed (Life voluntary CRR) (1)	0.1% - 3.8% (3.1%)
	Total Prepayment speed (Life total CPR) (2)	1.2% - 23.2%
(17.6%)

(1)   Prepayment speed is measured using Constant Repayment Rate (“CRR”).
(2)   Prepayment speed is measured using Conditional Prepayment Rate (“CPR”).

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PNMAC Mortgage Opportunity Fund, LP

By (Signature and Title)	/s/ Stanford L. Kurland
Stanford L. Kurland, Chief Executive Officer

Date	December 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stanford L. Kurland
Stanford L. Kurland, Chief Executive Officer

Date	December 1, 2014

By (Signature and Title)	/s/ Anne D, McCallion
Anne D. McCallion, Chief Financial Officer

Date	December 1, 2014